SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2003

Brass Eagle Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23385	71-0578572

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 S.E. 30th St., Bentonville, Arkansas 72712
(Address, including Zip Code, of Principal Executive Offices)

479-464-8700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     Brass Eagle Inc. issued a press release on October 22, 2003 announcing that it executed an Agreement and Plan of Merger and Reorganization with K2 Inc. and Cabe Acquisition Sub, Inc. Copies of the agreement and press release are filed as Exhibits 2.1 and 99.1 to this Form 8-K, and are hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

2.1	Agreement and Plan of Merger and Reorganization, dated October 22, 2003, by and among Brass Eagle Inc., K2 Inc. and Cabe Acquisition Sub, Inc.

99.1	Press release, dated October 22, 2003 (incorporated by reference to the press release filed under cover of Schedule 14D-9 by Brass Eagle Inc. on October 23, 2003).

Item 12. Results of Operations and Financial Condition.

     The press release issued by Brass Eagle Inc. on October 22, 2003, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, also announced the earnings of Brass Eagle Inc. for the quarterly period ended September 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRASS EAGLE INC.

Date: October 23, 2003	By: /s/ E. Lynn Scott Name: E. Lynn Scott Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

2.1	Agreement and Plan of Merger and Reorganization, dated October 22, 2003, by and among Brass Eagle Inc., K2 Inc. and Cabe Acquisition Sub, Inc.

99.1	Press release, dated October 22, 2003 (incorporated by reference to the press release filed under cover of Schedule 14D-9 by Brass Eagle Inc. on October 23, 2003).